UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2013

Date of reporting period:	May 1, 2012 — April 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMO

Putnam Municipal Opportunities Trust

Annual report 4|30|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Municipal
Opportunities
Trust

Annual report
4 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Financial statements	18

Federal tax information	44

Shareholder meeting results	45

About the Trustees	46

Officers	48

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Equities around the world have generally demonstrated a positive trend in early 2013. However, after a strong 2012, fixed-income markets have been facing challenges and increased volatility in 2013.

Supportive macroeconomic data, notably better housing and employment data in the United States, and the coordinated stimulative monetary policies of central banks around the world are helping to boost equity values, although investor confidence remains tempered. Markets continue to confront a variety of macroeconomic and fiscal challenges worldwide — from budget concerns in the United States to the eurozone’s debt-related troubles.

Investor apprehension today can be linked to the heightened volatility that has challenged markets for over a decade. In this fundamentally changed environment, Putnam’s equity and fixed-income teams are focused on integrating innovative investing ideas into our more time-tested, traditional strategies. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address a significant challenge: taxes on your investment income. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The bonds are backed by the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest rate risk, and the risk that the bond will be prepaid.

Once the fund has invested in a bond, the managers continue to monitor developments that affect the overall bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

4	Municipal Opportunities Trust

Interview with your fund’s portfolio manager

Putnam Municipal Opportunities Trust posted solid gains during its fiscal year. How would you describe the investment environment?

For most of the past 12 months, the investment environment was quite positive for municipal bonds. Demand remained high, supply was relatively tight, and fundamentals in the municipal market continued to improve, albeit gradually. There were some bumps along the way, however. As 2012 came to a close, investor uncertainty surrounding the fiscal cliff led to a sell-off in December. By way of background, as part of the 2011 debt-ceiling negotiations, Congress had scheduled $1.2 trillion in tax increases and spending cuts to begin taking effect on January 1, 2013. Ultimately, existing tax rates were preserved for the vast majority of taxpayers, but the political gridlock leading up to the final legislation sent some investors to the sidelines to wait for greater clarity.

Regarding more recent performance, the beginning of the year tends to be one of tempered demand, particularly as individual investors are making adjustments to their portfolios in advance of tax season. At the same time, issuance tends to be lighter before beginning to pick back up toward the end of March. This seasonal trend, along with increased volatility in Treasury rates, partially explains the municipal bond market’s lack-luster performance in March. During April, the municipal market followed the Treasury

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Municipal Opportunities Trust	5

market to some extent and benefited as rates moved lower and prices moved higher.

Despite the muted performance in the first quarter, we saw some encouraging trends on the heels of a strong April. Refinancing activity has been high, as issuers are retiring higher-coupon bonds whenever possible and replacing them with lower-yielding debt. While this makes it difficult to add higher-yielding securities to the portfolio, it has simultaneously helped buoy prices and demand — the seasonal weakness notwithstanding — and this has been true particularly for more seasoned, or mature, bonds with coupons above today’s prevailing rates. In addition, increased clarity on tax rates, at least for the near future, has had a positive influence on the market.

Against this backdrop, tax-exempt bonds posted gains and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, the fund outperformed its benchmark index, although it did trail the average return of its Lipper peer group.

You mentioned the fiscal cliff and related legislation. How did policy developments impact the municipal bond market?

For months now, the focal point of many discussions about municipal bonds has been federal policy and the potential risks it entails. On January 1, 2013, Congress enacted a last-minute tax deal to raise rates on top earners while preserving existing brackets for most other taxpayers. Although the new, higher rates for top earners have likely bolstered demand for municipal bonds by making their taxable equivalent yields that much more attractive, the correlation between tax rates and demand is rarely one-to-one. Taxes

Credit qualities are shown as a percentage of portfolio market value as of 4/30/13. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

6	Municipal Opportunities Trust

are one factor among many that investors consider when weighing options for their fixed-income portfolios and, to that end, the question of whether the income from municipal bonds will remain fully tax free is still unsettled. One potential outcome in a “grand bargain” on tax reform would cap the income level of municipal bond interest that can be claimed tax free, possibly at 28%. While we are skeptical of the prospects for any further significant tax reform in the near term under a divided Congress, we do believe it remains a possibility. We believe it is highly likely, however, that changes to the tax treatment of municipal bonds will continue to be part of any tax-reform negotiations, so some short-term headline risk does exist. We are monitoring the situation closely.

Beyond the issue of taxes, since January much of the talk among federal lawmakers has revolved around sequestration, the other half of the fiscal cliff that mandated 2% across-the-board spending cuts. While the political rhetoric associated with those cuts often has painted them as catastrophic, we believe any fallout for most states will be fairly benign. The cuts certainly won’t be beneficial for states and local communities, but their impact will be staggered over time, and we believe widespread negative effects are unlikely. Sectors and localities that benefit most from federal support and areas that are heavily reliant on defense spending are the most vulnerable, in our opinion. But at this

Top ten state allocations are shown as a percentage of portfolio market value as of 4/30/13. Investments in Puerto Rico represented 3.0% of portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities (if any), and classification of securities for presentation purposes.

Municipal Opportunities Trust	7

point, it is difficult to quantify exactly how sequestration will affect states’ finances. The ultimate impact will depend on how well these states have prepared and budgeted for the sequestration cuts.

Outside of the sequestration issue, how are states’ finances faring?

Generally, we have been seeing improvements across the board. According to the National Conference of State Legislatures, 45 states reported that they are likely to meet or exceed their revenue projections for fiscal year 2013. While this is an encouraging trend, challenges remain at the local level. Many states have lowered expenses by reducing their financial support to cities and counties. Should the economy begin to slow, this would almost certainly negatively affect municipal finances, in our opinion. It is important to keep in mind that general obligation bonds comprise approximately one third of the overall municipal market, while two thirds are revenue bonds. Generally speaking, we feel that revenue credits are faring well, and we continue to see opportunities in higher education, utility, and health-care bonds, among others.

How would you describe the default picture in the municipal bond market?

For calendar year 2012, bankruptcy filings represented approximately 0.12% of the $3.7 trillion municipal bond market. This is in line with historical averages, and we do not believe defaults will increase meaningfully in the near future. We do expect to see occasional isolated incidents of insolvency, however, which can create headline risk. For example, a fiscal emergency was recently declared in Detroit, Michigan, which has been in financial distress for some time now. In

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of portfolio market value. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Municipal Opportunities Trust

other news, credit rating agencies Moody’s and Standard & Poor’s recently downgraded Puerto Rico’s debt. The government of Puerto Rico has since put in proposals for pension reform in an attempt to repair its credit profile. Perhaps the most significant development, however, is the bankruptcy proceedings in Stockton, California. The city filed for bankruptcy protection last summer, and the eventual outcome of the legal proceedings, with bondholders on one side and pension funds on the other, may set a precedent in the market, and could impact how other distressed cities negotiate with creditors.

How did you position the portfolio during the period?

As has been our strategy for some time, we continued to favor essential service revenue bonds over local general obligation bonds. From a credit-quality perspective, the BBB-rated segment of the curve, as well as other rating categories of the high-yield municipal bond market, continue to offer attractive relative value opportunities, in our analysis. In terms of maturities, we find 10 to 20 years to be the optimal part of the yield curve in today’s environment. We continue to have a favorable outlook and have overweighted investments in several sectors of the municipal bond market, including continuing-care retirement communities, utilities, higher education, and airlines. Generally speaking, the supply/demand picture becomes more favorable in the summer months when reinvestment demand is typically the highest of the year — thereby providing support for municipal bond prices. That said, other factors such as interest rates and the direction of the economy, among others, could influence market activity. If there is a technical imbalance throughout the spring months, our positioning should allow us to take advantage of any dislocations in the market.

How does the fund use leverage, and why?

Leverage generally involves borrowing funds or raising additional capital [e.g., by issuing debt securities or preferred stock] and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing or of the additional capital. Unlike open-end funds, closed-end funds, such as your fund, are permitted to engage in leverage by raising additional capital. Preferred share leverage is your fund’s primary source of leverage. We also use tender option bonds as a supplemental source of leverage.

Importantly, the purpose of leverage is to seek to enhance returns for the fund’s common shareholders. Leverage offers opportunities for increased investment yield and also amplifies common shareholders’ exposure to the effects of gains and losses in the fund’s investment portfolio.

Are there risks associated with the use of leverage?

We believe common shareholders generally have been well served by the fund’s use of leverage in recent years. However, the use of leverage presents certain risks for common shareholders. Because, as noted above, leverage amplifies gains and losses, the net asset value of the common shares and the returns earned by common shareholders will be more volatile in a leveraged fund than in a fund that does not use leverage. In addition, if the borrowing costs [which are typically based on short-term interest rates] associated with leverage rise, the costs of leverage will increase, most likely reducing the returns earned by common shareholders. We consider these risks and may adjust the fund’s investment exposures, taking into account leverage and other factors, as appropriate under market conditions.

Municipal Opportunities Trust	9

The fund reduced its distribution rate during the period. What led to that decision?

The fund’s monthly distribution rate was lowered to $0.0559 per share from $0.0663 in September, due to a reduction in the amount of income earned by the portfolio, which resulted from declining yields in the marketplace generally.

What is your outlook for the second half of 2013?

We continue to have a constructive outlook for municipal bonds, though we believe that returns in 2013 will be less about price appreciation and more about coupon income in the tax-exempt market. While spreads are much narrower than they were at their peak, they remain attractive within certain credit-quality areas, in our opinion. Although they softened somewhat in March, technical factors in the market — specifically, continued refunding activity and stable investor demand — generally have remained supportive in recent months. While investors now have more near-term certainty on tax rates for 2013, many issues remain unresolved, including federal budget sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could affect the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly, based on our analysis.

Thank you, Thalia, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

10	Municipal Opportunities Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/13

				Lipper General &
				Insured Municipal
				Debt Funds
				(leveraged
			Barclays Municipal	closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (5/28/93)	6.64%	5.94%	5.72%	6.52%

10 years	95.78	90.39	63.70	92.72
Annual average	6.95	6.65	5.05	6.74

5 years	51.75	58.20	34.37	53.25
Annual average	8.70	9.61	6.09	8.88

3 years	36.54	33.93	19.72	36.60
Annual average	10.94	10.23	6.18	10.94

1 year	10.19	5.22	5.19	10.58

Performance assumes reinvestment of distributions and does not account for taxes. Index and Lipper results should be compared to fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/13, there were 76, 75, 73, 70, and 40 funds, respectively, in this Lipper category.

Municipal Opportunities Trust	11

Fund price and distribution information For the 12-month period ended 4/30/13

Distributions — Common shares

Number		12

Income [1]		$0.7124

Capital gains [2]		—

Total		$0.7124

	Series B		Series C
Distributions — Preferred shares	(3,417 shares)		(3,737 shares)

Income [1]	$62.26		$62.36

Capital gains [2]	—		—

Total	$62.26		$62.36

Share value	NAV		Market price

4/30/12	$12.97		$12.70

4/30/13	13.54		12.66

Current rate (end of period)	NAV		Market price

Current dividend rate [3]	4.95%		5.30%

Taxable equivalent [4]	8.75		9.36

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2013. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	NAV	Market price

Annual average
(life of fund) (5/28/93)	6.58%	5.91%

10 years	95.35	94.38
Annual average	6.93	6.87

5 years	51.79	59.19
Annual average	8.70	9.74

3 years	37.08	32.46
Annual average	11.09	9.82

1 year	10.34	5.89

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Municipal Opportunities Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Municipal Opportunities Trust	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2013, Putnam employees had approximately $381,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Municipal Opportunities Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Municipal Opportunities Trust	15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal.

16	Municipal Opportunities Trust

There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Municipal Opportunities Trust	17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18	Municipal Opportunities Trust

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the “fund”) at April 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 18, 2013

Municipal Opportunities Trust	19

The fund’s portfolio 4/30/13

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRB Floating Rate Bonds: the rate shown is
the current interest rate at the close of the
AGM Assured Guaranty Municipal Corporation	reporting period

AGO Assured Guaranty, Ltd.	G.O. Bonds General Obligation Bonds

AMBAC AMBAC Indemnity Corporation	NATL National Public Finance Guarantee Corp.

COP Certificates of Participation	SGI Syncora Guarantee, Inc.

FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized

FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes, which are
Corporation Collateralized	floating-rate securities with long-term maturities,
that carry coupons that reset every one or seven
FNMA Coll. Federal National Mortgage	days. The rate shown is the current interest rate at the
Association Collateralized	close of the reporting period.

MUNICIPAL BONDS AND NOTES (136.7%)*	Rating**	Principal amount	Value

Alabama (0.1%)
Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
5.8s, 5/1/34	BBB	$750,000	$845,295

			845,295
Arizona (3.9%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	3,025,000	3,109,609

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BBB+/P	380,000	380,745

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	1,500,000	1,598,040

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5 1/8s, 5/15/40	A–	2,125,000	2,297,316

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,400,000	2,835,720

Phoenix, Civic Impt. Corp. Arpt. Rev. Bonds
Ser. A, 5s, 7/1/40	A1	1,000,000	1,107,590
(Sr. Lien), 5s, 7/1/32	Aa3	1,000,000	1,141,070
(Sr. Lien), 5s, 7/1/31	Aa3	1,735,000	1,997,506

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa3	800,000	842,088
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,550,000	1,549,938

Pinal Cnty., Elec. Rev. Bonds (Dist. No. 3),
5 1/4s, 7/1/36	A	500,000	554,510

Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/31	Aa1	3,000,000	3,554,819

Tempe, Indl. Dev. Auth. Lease Rev. Bonds
(ASU Foundation), AMBAC, 5s, 7/1/28	AA/P	500,000	500,990

U. Med. Ctr. Corp. AZ Hosp. Rev. Bonds,
6 1/2s, 7/1/39	Baa1	1,000,000	1,163,110

			22,633,051

20	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

California (27.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5s, 7/1/32	BBB	$550,000	$604,654

ABC Unified School Dist. G.O. Bonds, Ser. B, FGIC,
zero %, 8/1/20	Aa3	1,500,000	1,257,405

Alameda, Corridor Trans. Auth. Rev. Bonds
(Sr. Lien), Ser. A, 5s, 10/1/29	AA–	1,250,000	1,467,213

Bay Area Toll Auth. of CA Rev. Bonds (San
Francisco Bay Area), Ser. F-1, 5s, 4/1/39	AA	2,500,000	2,796,925

Burbank, Unified School Dist. G.O. Bonds
(Election of 1997), Ser. C, NATL, FGIC,
zero %, 8/1/23	AA–	1,000,000	712,240

CA Edl. Fac. Auth. Rev. Bonds
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	2,000,000	2,103,580
(U. of the Pacific), 5s, 11/1/21	A2	1,500,000	1,642,380
(Loyola-Marymount U.), NATL, zero %, 10/1/21	A2	1,300,000	997,828

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.)
Ser. E, 4.8s, 8/1/37	Baa2	5,000,000	4,887,500
Ser. K, 4 5/8s, 8/1/26	Baa2	2,500,000	2,476,650

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,800,000	1,896,624

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5s, 10/1/42	Baa1	500,000	544,440

CA Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.1s, 6/1/40	A	3,500,000	3,836,805
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,749,350

CA Poll. Control Fin. Auth. Solid Waste Disp.
FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	BBB	850,000	925,234

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	1,000,000	1,079,840

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	12,000,000	14,905,320
5 1/2s, 3/1/40	A1	7,450,000	8,824,078
5s, 4/1/42	A1	4,000,000	4,468,800
5s, 10/1/29	A1	3,000,000	3,476,340

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 1/8s, 11/1/29	A2	1,000,000	1,244,540
Ser. A-1, 6s, 3/1/35	A2	1,600,000	1,946,080
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,575,000	1,718,987
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,260,580

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	5,250,000	5,266,905

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	2,000,000	2,197,900
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	2,485,000	2,619,016

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	775,000	776,690

Chula Vista COP, NATL, 5s, 8/1/32	A1	4,000,000	4,044,960

Municipal Opportunities Trust	21

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

California cont.
Chula Vista, Indl. Dev. Rev. Bonds (San Diego
Gas), Ser. B, 5s, 12/1/27	Aa3	$1,915,000	$2,105,734

Foothill-De Anza, Cmnty. College Dist. G.O.
Bonds, Ser. C, 5s, 8/1/40	Aaa	2,250,000	2,532,668

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, zero %, 1/1/28 (Escrowed to maturity)	Aaa	10,000,000	6,680,899

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. 03 A-1, 6 1/4s, 6/1/33
(Prerefunded 6/1/13)	Aaa	555,000	557,636
Ser. A-1, 5s, 6/1/33	B3	1,050,000	965,076
(Enhanced Asset), Ser. A, 5s, 6/1/30	A2	500,000	565,030
(Enhanced Asset), Ser. A, 5s, 6/1/29	A2	1,400,000	1,592,304
Ser. S-B, zero %, 6/1/47	CCC+	6,000,000	511,020

Los Angeles, Dept. Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. D, 5s, 5/15/40	AA	3,500,000	3,962,175

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	600,000	651,006

M-S-R Energy Auth. Rev. Bonds, Ser. B,
6 1/2s, 11/1/39	A–	3,000,000	4,120,620

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	AAA	6,000,000	7,087,680

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	902,970

Port of Oakland, Rev. Bonds (Sr. Lien),
Ser. P, 5s, 5/1/26	A+	4,000,000	4,595,960

Redwood City, Elementary School Dist. G.O.
Bonds, FGIC, NATL, zero %, 8/1/21	A+	1,990,000	1,574,627

Sacramento Cnty., Arpt. Syst. Rev.
Bonds, 5s, 7/1/40	A	1,350,000	1,506,195

Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), Ser. 97-01
5s, 9/1/29	BB+/P	1,180,000	1,184,885
5s, 9/1/18	BB+/P	1,030,000	1,045,800
5s, 9/1/20	BB+/P	1,195,000	1,210,392

Sacramento, Regl. Trans. Dist. Rev.
Bonds (Farebox)
5s, 3/1/42	A2	2,110,000	2,297,263
5s, 3/1/20	A2	500,000	592,120

San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
NATL, 6 1/2s, 8/1/17	Baa2	3,795,000	4,044,066

San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/40	A2	3,750,000	4,135,875

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C
zero %, 7/1/40	Aa3	5,000,000	1,415,700
zero %, 7/1/38	Aa3	5,000,000	1,588,300

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, 5s, 5/1/28	A1	575,000	671,485

22	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

California cont.
San Juan, Unified School Dist. G.O. Bonds, AGM,
zero %, 8/1/19	Aa2	$1,000,000	$873,910

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, 5s, 12/1/35	A+	150,000	165,602

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	540,000	540,907

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A, 5 7/8s, 1/1/29	A+	1,585,000	1,896,199

Turlock, Irrigation Dist. Rev. Bonds,
Ser. A, 5s, 1/1/40	A+	4,000,000	4,336,240

Univ of CA, Ser. AF Rev. bonds, 5s, 5/15/36 T	Aa1	9,000,000	10,448,685

			160,087,893
Colorado (1.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	325,000	347,828
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	1,650,000	1,778,420
(Evangelical Lutheran), 5s, 6/1/29	A3	850,000	902,692
(Covenant Retirement Cmntys.), Ser. A,
5s, 12/1/27	BBB–	1,100,000	1,198,658

CO Hsg. & Fin. Auth. Rev. Bonds (Single Family
Mtge.), Ser. A-3, Class III, 5 1/4s, 5/1/33	A2	840,000	854,994

Denver City & Cnty., Arpt. Rev. Bonds, Ser. A,
5s, 11/15/28	A1	550,000	630,784

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	Baa2	1,250,000	1,343,363

			7,056,739
Delaware (0.4%)
DE St. Econ. Dev. Auth. Rev. Bonds (Delmarva
Pwr.), 5.4s, 2/1/31	BBB+	1,100,000	1,236,400

DE State Hsg. Auth. Rev. Bonds (Single Family
Mtge.), Ser. B, zero %, 1/1/40	A3	6,800,000	1,335,656

			2,572,056
District of Columbia (1.9%)
DC Rev. Bonds (Howard U.), Ser. A,
6 1/2s, 10/1/41	A3	3,000,000	3,624,060

DC U. Rev. Bonds (Gallaudet U.), 5 1/2s, 4/1/34	A+	1,000,000	1,148,300

DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC,
NATL, 5s, 10/1/28 (Prerefunded 10/1/13)	AA	3,000,000	3,059,010

Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(First Sr. Lien), Ser. A, 5s, 10/1/39	A2	2,000,000	2,207,120
(Metrorail), Ser. A, zero %, 10/1/37	Baa1	3,700,000	1,002,848

			11,041,338
Florida (5.2%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	3,000,000	3,718,860

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2,
5s, 10/1/32	A1	1,100,000	1,229,426

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	2,500,000	2,509,125

Municipal Opportunities Trust	23

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Florida cont.
FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	$1,000,000	$1,184,220

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	1,700,000	1,901,943

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,200,000	4,429,025

Jacksonville, Port Auth. Rev. Bonds, 5s, 11/1/38	A2	600,000	648,486

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	340,000	375,452

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	2,500,000	2,817,450

Marco Island, Util. Sys. Rev. Bonds, Ser. A,
5s, 10/1/40	Aa3	1,500,000	1,640,595

Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. A-1, 5 3/8s, 10/1/41	A2	3,000,000	3,429,510
Ser. A, 5s, 10/1/29	A2	1,000,000	1,120,210

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. A, 5s, 7/1/40	A3	1,000,000	1,088,950

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	1,000,000	1,117,390

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	1,500,000	1,605,705

Tampa-Hillsborough Cnty., Expressway Auth. Rev.
Bonds, Ser. A, 5s, 7/1/28	A3	760,000	880,939

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	425,000	425,587

			30,122,873
Georgia (3.2%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	500,000	631,295
(Hartsfield-Jackson Intl. Arpt.),
Ser. A, 5s, 1/1/35	A1	1,250,000	1,411,963

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,557,455

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	1,350,000	1,495,152

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds
(Northeast GA Hlth. Care), Ser. B, 5 1/4s, 2/15/45	A+	7,500,000	8,196,000

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	1,400,000	1,509,228

			18,801,093
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/30	AA–	300,000	345,153

			345,153
Illinois (7.6%)
Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	4,000,000	4,685,000
Ser. A, 5 5/8s, 1/1/35	A2	1,000,000	1,168,000
(Passenger Fac. Charge), Ser. B, 5s, 1/1/24	A2	2,500,000	2,911,950

Chicago, Waste Wtr. Transmission Rev. Bonds,
Ser. A, NATL, zero %, 1/1/24	Aa2	1,600,000	1,121,616

24	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL Fin. Auth. Rev. Bonds
(Alexian), Ser. A, AGM, 5 1/4s, 1/1/22	A2	$3,775,000	$4,197,610
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	3,000,000	3,344,190
(IL Rush U. Med. Ctr.), Ser. D, 6 5/8s, 11/1/39	A2	1,490,000	1,788,849
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,710,812
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,500,000	2,992,650

IL State G.O. Bonds
5s, 3/1/34	A2	750,000	805,283
5s, 8/1/21	A2	750,000	882,165

Kendall & Kane Cntys., Cmnty. United School
Dist. G.O. Bonds (No. 115 Yorkville), NATL, FGIC,
zero %, 1/1/21	Aa3	1,075,000	865,472

Lake Cnty., Cmnty. Construction School Dist. G.O.
Bonds (No. 073 Hawthorn), NATL, FGIC
zero %, 12/1/21	AA+	1,805,000	1,431,636
zero %, 12/1/21 (Escrowed to maturity)	AA+	145,000	123,918
zero %, 12/1/20	AA+	1,495,000	1,242,151
zero %, 12/1/20 (Escrowed to maturity)	AA+	155,000	136,750

Metro. Pier & Exposition Auth. Dedicated State
Tax Rev. Bonds (McCormick), Ser. A, NATL,
zero %, 12/15/30	AAA	15,000,000	7,200,000

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	4,150,000	5,040,424

Southern IL U. Rev. Bonds (Hsg. & Auxiliary),
Ser. A, NATL
zero %, 4/1/25	A2	1,870,000	1,130,527
zero %, 4/1/21	A2	1,880,000	1,406,691

			44,185,694
Indiana (2.3%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	180,000	212,978

IN State Fin. Auth. Rev. Bonds
(U.S. Steel Corp.), 6s, 12/1/26	BB	500,000	536,555
(BHI Sr. Living), 5 3/4s, 11/15/41	A–/F	1,000,000	1,119,310
(Duke Energy Ind.), Ser. C, 4.95s, 10/1/40	A2	4,000,000	4,356,759

IN State Fin. Auth. VRDN, Ser. A-3, 0.22s, 2/1/37	VMIG1	2,500,000	2,500,000

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,375,000	1,550,134
NATL, 5.6s, 11/1/16	Baa2	1,550,000	1,726,871

U. Southern IN Rev. Bonds (Student Fee), Ser. J,
AGO, 5 3/4s, 10/1/28	AA–	1,000,000	1,222,550

			13,225,157
Kentucky (0.1%)
Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	290,000	315,337

			315,337
Louisiana (1.3%)
Lafayette, Util. Rev. Bonds, 5s, 11/1/28	A1	3,000,000	3,527,760

Stadium & Exposition Dist. Rev. Bonds,
Ser. A, 5s, 7/1/36	A3	3,500,000	3,935,960

			7,463,720

Municipal Opportunities Trust	25

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	$1,950,000	$1,959,146

			1,959,146
Maryland (0.2%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	650,000	797,843

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 1/2s, 12/1/15	BBB+/F	500,000	528,225

			1,326,068
Massachusetts (6.3%)
MA State Dept. Trans. Rev. Bonds (Metro Hwy.
Syst.), Ser. B, 5s, 1/1/37	A+	2,500,000	2,764,775

MA State Dev. Fin. Agcy. Rev. Bonds
(Berklee College of Music), 5 1/4s, 10/1/41	A2	2,000,000	2,243,760
(Carleton-Willard Village), 5 5/8s, 12/1/30	A–	750,000	823,485
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	4,000,000	4,292,119
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	960,369	903,582
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	51,190	40,603
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	254,614	1,910
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	575,000	704,640

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton Point), 5s, 2/1/36	A–	1,000,000	1,053,110

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion
Energy Brayton), Ser. 1, 5 3/4s, 12/1/42	A–	1,500,000	1,832,385

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	1,500,000	1,513,275
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	407,632	41
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	1,175,000	1,335,658
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,660,110
(Springfield College), 5 5/8s, 10/15/40	Baa1	550,000	607,591
(Care Group), Ser. B-2, NATL, 5 3/8s, 2/1/26	A3	700,000	812,882
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	3,250,000	3,646,825

MA State Hsg. Fin. Agcy. Rev. Bonds
Ser. C, 5.35s, 12/1/42	Aa3	1,500,000	1,608,420
Ser. 162, FNMA Coll, FHLMC Coll.,
2 3/4s, 12/1/41	Aa2	1,000,000	1,052,650

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll.,
13s, 7/1/13 (Escrowed to maturity)	Aaa	600,000	612,300

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	2,855,000	3,216,300

Metro. Boston Trans. Pkg. Corp. Rev. Bonds,
5s, 7/1/41	A1	2,590,000	2,894,791
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,500,000	2,910,300

			36,531,512

26	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Michigan (6.2%)
Detroit, G.O. Bonds, Ser. A-1, AMBAC,
5 1/4s, 4/1/24	B	$1,435,000	$1,292,433

Detroit, Rev. Bonds, Ser. A, NATL,
FGIC, 5s, 7/1/30	A+	4,505,000	4,506,532

Detroit, City School Dist. G.O. Bonds, Ser. A,
AGM, 6s, 5/1/29	Aa2	1,000,000	1,199,060

Detroit, Wtr. & Swr. Dept. Rev. Bonds,
Ser. A, 5s, 7/1/32	A+	1,200,000	1,309,500

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,425,000	1,640,417

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 7 1/2s, 7/1/39	Ba1	500,000	590,245

Lansing, Board of Wtr. & Ltg. Util. Syst. Rev.
Bonds, Ser. A, 5s, 7/1/37	Aa3	1,765,000	2,014,659

MI Pub. Pwr. Agcy. Rev. Bonds, Ser. A, 5s, 1/1/27	A2	1,900,000	2,153,764

MI State Fin. Auth. Rev. Bonds
(Revolving Fund-Clean Water), 5s, 10/1/31	AAA	1,500,000	1,784,985
(Unemployment Oblig. Assmt.),
Ser. B, 5s, 7/1/22	Aaa	1,000,000	1,131,840

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,500,000	2,860,825
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A2	2,000,000	2,279,540
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	4,500,000	4,754,924
(Sparrow Hosp.), 5s, 11/15/31	A1	1,350,000	1,434,780

MI State Strategic Fund Ltd. Mandatory Put
Bonds (6/2/14) (Dow Chemical), Ser. A-1,
6 3/4s, 12/1/28	Baa2	100,000	106,264

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Evangelical Homes of MI)
5 1/2s, 6/1/47	BB+/F	675,000	682,175
5 1/4s, 6/1/32	BB+/F	320,000	323,440

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,650,000	2,100,351

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/34	B–	575,000	540,966

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp. Corp.), 5 3/8s, 6/1/26	BBB	750,000	804,720

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,380,440

			35,891,860
Minnesota (1.0%)
North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	995,000	1,061,446

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	3,500,000	3,688,755

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,150,000	1,236,170

			5,986,371

Municipal Opportunities Trust	27

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Mississippi (1.2%)
MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	$2,330,000	$2,335,778

MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	2,250,000	2,448,833

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	2,000,000	2,300,740

			7,085,351
Nebraska (0.9%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A3	3,000,000	3,380,340

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	A–/F	925,000	1,021,755

NE Pub. Pwr. Dist. Rev. Bonds, Ser. C, 5s, 1/1/25	A1	500,000	570,975

			4,973,070
Nevada (7.5%)
Clark Cnty., Ltd. Tax Bond, 5s, 6/1/33 T	AA+	28,285,000	31,800,541

Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, NATL,
FGIC, 5 1/8s, 7/1/26	A1	5,105,000	5,329,824

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/25	BB–/P	2,050,000	1,670,894

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest Gas
Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	A–	3,000,000	3,073,230

Henderson G.O. Bonds (Ltd. Tax -Swr.), NATL,
FGIC, 5s, 6/1/29 (Prerefunded 12/1/14)	Aa2	1,000,000	1,073,590

Henderson, Local Impt. Dist. Special Assmt.
Bonds (No. T-17), 5s, 9/1/25	BB+/P	590,000	594,484

			43,542,563
New Jersey (7.2%)
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,750,000	3,174,875
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Ba1	2,500,000	2,725,150
(Holy Name Hosp.), 5s, 7/1/36	Baa2	5,000,000	5,222,349

NJ State Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	5,000,000	5,307,600
5s, 6/15/26	Baa1	500,000	574,925
(Middlesex Wtr. Co., Inc.), Ser. A, 5s, 10/1/23	A	1,000,000	1,220,710

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	3,900,000	4,269,213
Ser. B, 5.6s, 11/1/34	A2	500,000	569,965

NJ State Edl. Fac. Auth. Rev. Bonds
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB/F	1,500,000	1,568,475
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/37	Baa2	1,000,000	1,061,600
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa2	500,000	538,605

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. 1A, 5s, 12/1/22	Aa2	2,500,000	2,850,925

NJ State Tpk. Auth. Rev. Bonds, Ser. B, 5s, 1/1/19	A+	750,000	902,790

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, zero %, 12/15/30	A1	13,000,000	6,186,440

28	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 1A, 4 3/4s, 6/1/34	B2	$3,000,000	$2,646,090

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	2,300,000	2,550,999

			41,370,711
New Mexico (0.3%)
Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5s, 5/15/42	BBB–	1,460,000	1,552,681

			1,552,681
New York (9.7%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	320,000	341,766

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,000,000	2,258,980
5s, 11/15/29	A2	3,000,000	3,499,650

NY City, G.O. Bonds, Ser. F, 5s, 8/1/30	Aa2	3,320,000	3,902,594

NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.), 7 5/8s,
8/1/25 (In default) †	D/P	2,000,000	2,298,480

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	700,000	702,002

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,678,770
Ser. GG, 5s, 6/15/43	AA+	2,000,000	2,241,820

NY City, Transitional Fin. Auth. Rev. Bonds (Future
Tax), Ser. D-1, 5s, 11/1/32	AAA	3,000,000	3,508,230

NY Cntys., Tobacco Trust III Rev. Bonds (Tobacco
Settlement), 6s, 6/1/43	A3	1,500,000	1,506,030

NY State, Dorm. Auth. Rev. Bonds
(School Dists. Fin. Program), Ser. H, 5s, 10/1/21	Aa3	650,000	803,095
(State U. Dorm Fac.), Ser. A, 5s, 7/1/35	Aa2	1,000,000	1,143,790
Non-State Supported Debt (Orange Regl. Med.
Ctr.), 6 1/4s, 12/1/37	Ba1	2,300,000	2,550,286
Ser. C , 5s, 3/15/31T	AAA	5,000,000	5,813,261

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	6,000,000	6,019,500

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term. — 6), NATL, 5.9s, 12/1/17	BBB–	6,000,000	6,014,459

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13) (IESI
Corp.), 6 5/8s, 10/1/35	BB–	670,000	678,650

Troy, Cap. Res. Corp. Rev. Bonds (Rensselaer
Polytechnic), Ser. A, 5 1/8s, 9/1/40	A3	1,385,000	1,533,070

			56,494,433
North Carolina (1.6%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	1,000,000	1,252,399

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	805,000	875,438
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,000,000	1,054,490

Municipal Opportunities Trust	29

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

North Carolina cont.
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.),
Ser. A, 5s, 1/1/30	A2	$800,000	$902,688
Ser. B, 5s, 1/1/28	A2	1,400,000	1,650,698

U. of NC Syst. Pool Rev. Bonds, Ser. C,
5 1/2s, 10/1/34	A3	3,000,000	3,426,870

			9,162,583
North Dakota (0.2%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Hsg. Fin.),
Ser. B, 4.8s, 7/1/37	Aa1	1,105,000	1,122,304

			1,122,304
Ohio (7.5%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie State Energy Campus), Ser. A,
5 1/4s, 2/15/43	A1	1,000,000	1,102,330
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	AA–	5,000,000	5,582,600

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 3/4s, 6/1/34	B3	9,000,000	7,876,440
5 1/8s, 6/1/24	B3	2,050,000	1,898,423

Cleveland, Arpt. Syst. Rev. Bonds,
Ser. A, 5s, 1/1/29	A–	500,000	565,975

Cleveland, Wtr. Rev. Bonds (2nd Lien),
Ser. A, 5s, 1/1/27	Aa2	1,000,000	1,185,020

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), Ser. A, 5 1/4s, 8/15/46	A–	2,500,000	2,635,250

Hickory Chase, Cmnty. Auth. Infrastructure
Impt. Rev. Bonds (Hickory Chase), 7s, 12/1/38
(In default) †	D/P	644,000	289,800

JobsOhio Beverage Syst. Rev. Bonds (Statewide
Sr. Lien Liquor Profits), Ser. A, 5s, 1/1/38	AA	2,000,000	2,258,040

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	3,100,000	3,431,296

OH State Air Quality Dev. Auth. FRB (Columbus
Southern Pwr. Co.), Ser. B, 5.8s, 12/1/38	Baa1	2,000,000	2,321,620

OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s,
1/15/39 (Prerefunded 1/15/15)	A2	3,000,000	3,326,220
(Kenyon College), 5s, 7/1/44	A1	5,000,000	5,402,150

Scioto Cnty., Hosp. Rev. Bonds (Southern Med.
Ctr.), 5 1/2s, 2/15/28	A2	4,660,000	5,066,958

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	625,000	692,919

			43,635,041
Oregon (0.9%)
Keizer, Special Assmt. Bonds (Keizer Station),
Ser. A, 5.2s, 6/1/31	A1	2,585,000	2,745,709

Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), Ser. A, 5 1/4s, 12/1/26	BBB/F	1,040,000	1,106,799

OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	1,250,000	1,475,113

			5,327,621

30	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Pennsylvania (5.0%)
Allegheny Cnty., G.O. Bonds, Ser. C-69,
5s, 12/1/25	A1	$1,000,000	$1,178,160

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	400,000	433,740
5s, 5/1/32	Baa2	1,350,000	1,485,405

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB	1,000,000	1,126,010

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
5.4s, 1/1/15	BB/P	1,060,000	1,071,045
5.3s, 1/1/14	BB/P	710,000	717,405

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes), Ser. A, 5s, 1/1/17	BBB+	1,080,000	1,127,952

Delaware River Joint Toll Bridge Comm. Rev.
Bonds, Ser. A, 5s, 7/1/21	A2	600,000	726,852

Delaware River Port Auth. PA & NJ Rev. Bonds,
Ser. D, 5s, 1/1/40	A3	1,200,000	1,312,788

Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	725,000	782,833

Franklin Cnty., Indl. Dev. Auth. Rev. Bonds
(Chambersburg Hosp.), 5 3/8s, 7/1/42	A2	1,000,000	1,091,330

Lancaster, Higher Ed. Auth. College Rev. Bonds
(Franklin & Marshall College), 5s, 4/15/29	AA–	1,000,000	1,114,720

Northampton Cnty., Hosp. Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem), Ser. A,
5 1/2s, 8/15/40	A3	1,250,000	1,335,963

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Amtrak), Ser. A, 5s, 11/1/32	A1	1,000,000	1,112,589

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB–	500,000	532,070
(Philadelphia U.), 5s, 6/1/22	Baa2	860,000	923,829
(Philadelphia U.), 5s, 6/1/30	Baa2	2,250,000	2,346,728
(St. Joseph’s U.), Ser. A, 5s, 11/1/40	A–	3,000,000	3,271,680
(Widener U.), 5 3/8s, 7/15/29	BBB+	750,000	757,388
(Temple U.), Ser. 1, 5s, 4/1/26	Aa3	750,000	899,595

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	3,130,545

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A, 6 1/4s,
7/1/13 (In default) †	D/P	1,462,206	15

Pittsburgh & Allegheny Cnty., Sports & Exhib.
Auth. Hotel Rev. Bonds, AGM, 5s, 2/1/35	AA–	1,225,000	1,349,852

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A
6 1/2s, 1/1/38	Baa3	550,000	615,093
5s, 1/1/27	Baa3	650,000	708,702

			29,152,289

Municipal Opportunities Trust	31

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Puerto Rico (4.4%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa3	$5,000,000	$5,355,300
Ser. B, 6s, 7/1/39	Baa3	5,000,000	5,155,049
Ser. C, 6s, 7/1/39	Baa3	2,500,000	2,577,525

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. XX, 5 1/4s, 7/1/40	BBB+	3,000,000	2,995,470

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. AA-2, 5.3s, 7/1/35	BBB+	875,000	880,110

Cmnwlth. of PR, Pub. Bldg. Auth. Mandatory
Put Bonds (7/1/17) (Govt. Fac.), Ser. M-2,
5 3/4s, 7/1/34	Baa3	1,750,000	1,872,448

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	17,000,000	6,794,050

			25,629,952
Rhode Island (—%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	Ba1	200,000	204,794

			204,794
South Carolina (0.5%)
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	2,445,000	2,479,254
U.S. Govt. Coll., 6s, 8/1/20
(Prerefunded 8/1/13)	Baa1	305,000	309,273

			2,788,527
Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	3,450,000	4,044,401

			4,044,401
Texas (13.8%)
Abilene, Hlth. Fac. Dev. Corp. Retirement Fac.
Rev. Bonds (Sears Methodist Retirement), 6s,
11/15/29 (In default) †	D/P	814,000	535,783

Alliance, Arpt. Auth. Rev. Bonds (Federal Express
Corp.), 4.85s, 4/1/21	Baa1	3,250,000	3,482,960

Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	400,000	462,036

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,850,000	3,225,060

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33 ##	Baa2	425,000	469,515

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	4,000,000	4,349,120

Dallas, Area Rapid Transit Rev. Bonds Sr. Lien,
5s, 12/1/33 T	AA+	26,000,000	30,107,557

Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/33	Baa3	800,000	876,920

Houston, Util. Syst. Rev. Bonds, Ser. A,
5s, 11/15/33	AA	1,500,000	1,759,395

32	Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Texas cont.
Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	$1,750,000	$1,909,373

Lower CO River Auth. Rev. Bonds
5 3/4s, 5/15/37	A1	215,000	230,317
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	2,135,000	2,369,316
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	AAA/P	50,000	55,488

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,500,000	1,590,630

North TX, Thruway Auth. Rev. Bonds
Ser. B, zero %, 9/1/43	AA	2,000,000	373,340
Ser. D, AGO, zero %, 1/1/28	AA–	7,800,000	4,662,996

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,300,000	1,535,365
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,000,000	2,235,640
(1st Tier), Ser. C, 1.95s, 1/1/38	A2	3,000,000	3,081,390

North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon zero %
(6 1/2s, 1/1/15), 1/1/43 ††	A2	4,000,000	4,506,679

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
5s, 10/1/21	BBB+	500,000	597,630

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(TX Hlth. Resources), Ser. C, 0.21s, 11/15/33	VMIG1	1,900,000	1,900,000

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds (Buckner Retirement
Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,100,000	1,153,691

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5s, 12/15/15	A–	3,000,000	3,286,230

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/31	A3	1,500,000	1,616,220

TX State Trans. Comm. Tpk. Syst. Mandatory
Put Bonds (2/15/15) (1st Tier), Ser. B,
1 1/4s, 8/15/42	A–	1,000,000	1,007,950

TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5s, 8/15/41	A–	2,500,000	2,730,650

			80,111,251
Utah (0.3%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC, 6 3/4s,
5/15/20 (Escrowed to maturity)	AAA/P	1,600,000	1,604,896

			1,604,896
Virginia (0.5%)
Route 460 Funding Corp. Toll Rd. Rev. Bonds (Sr.
Lien), Ser. A, 5 1/8s, 7/1/49	Baa3	500,000	541,350

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	2,100,000	2,607,024

			3,148,374

Municipal Opportunities Trust	33

MUNICIPAL BONDS AND NOTES (136.7%)* cont.	Rating**	Principal amount	Value

Washington (3.1%)
WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	$5,000,000	$5,932,775

King Cnty., Wtr & Swr. Rev. Bonds, 5s, 1/1/45	AA+	4,000,000	4,457,360

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	900,000	918,459
6 1/2s, 6/1/26	A3	4,270,000	4,414,624

WA State Hlth. Care Fac. Auth. Rev. Bonds
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	2,000,000	2,145,720

			17,868,938
West Virginia (0.8%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa3	3,450,000	3,645,995

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	935,000	982,358

			4,628,353
Wisconsin (0.9%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	350,000	385,238

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	2,500,000	3,082,924

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,500,000	1,757,955

			5,226,117
Wyoming (0.8%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	2,000,000	2,310,180

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds
Ser. A, 5 1/2s, 1/1/33	A2	950,000	1,079,552
(Pwr. Supply), Ser. A, 5 1/2s, 1/1/28	A2	1,000,000	1,138,740

			4,528,472

TOTAL INVESTMENTS

Total investments (cost $716,380,094)			$793,593,078

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2012 through April 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $580,642,631.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† Non-income-producing security.

34	Municipal Opportunities Trust

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $53,934,474 to cover certain tender option bonds.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	24.3%
Health care	22.9
Transportation	20.0
State government	13.4
Tax bonds	12.1
Education	11.9
Local government	11.8

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$793,593,078	$—

Totals by level	$—	$793,593,078	$—

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	35

Statement of assets and liabilities 4/30/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $716,380,094)	$793,593,078

Cash	190,245

Interest and other receivables	10,942,134

Receivable for investments sold	840,259

Total assets	805,565,716

LIABILITIES

Preferred share remarketing agent fees	38,006

Distributions payable to preferred shareholders (Note 1)	5,462

Distributions payable to shareholders	2,398,198

Payable for purchases of delayed delivery securities (Note 1)	463,981

Payable for compensation of Manager (Note 2)	990,492

Payable for custodian fees (Note 2)	3,505

Payable for investor servicing fees (Note 2)	24,088

Payable for Trustee compensation and expenses (Note 2)	214,749

Payable for administrative services (Note 2)	1,050

Payable for floating rate notes issued (Note 1)	41,847,115

Other accrued expenses	86,439

Total liabilities	46,073,085

Series B remarketed preferred shares: (3,417 shares authorized and issued
at $25,000 per share) (Note 4)	85,425,000

Series C remarketed preferred shares: (3,737 shares authorized and issued
at $25,000 per share) (Note 4)	93,425,000

Net assets	$580,642,631

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$527,280,168

Undistributed net investment income (Note 1)	482,942

Accumulated net realized loss on investments (Note 1)	(24,333,463)

Net unrealized appreciation of investments	77,212,984

Total — Representing net assets applicable to common shares outstanding	$580,642,631

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($580,642,631 divided by 42,883,756 shares)	$13.54

The accompanying notes are an integral part of these financial statements.

36	Municipal Opportunities Trust

Statement of operations Year ended 4/30/13

INTEREST INCOME	$36,887,813

EXPENSES

Compensation of Manager (Note 2)	$4,118,860

Investor servicing fees (Note 2)	287,190

Custodian fees (Note 2)	12,196

Trustee compensation and expenses (Note 2)	55,580

Administrative services (Note 2)	16,999

Interest and fee expense (Note 2)	277,064

Preferred share remarketing agent fees	272,001

Other	341,884

Total expenses	5,381,774

Expense reduction (Note 2)	(1,344)

Net expenses	5,380,430

Net investment income	31,507,383

Net realized gain on investments (Notes 1 and 3)	3,451,454

Net unrealized appreciation of investments during the year	20,385,847

Net gain on investments	23,837,301

Net increase in net assets resulting from operations	$55,344,684

DISTRIBUTIONS TO SERIES B AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):
From ordinary income
Taxable net investment income	(5,576)

From tax exempt net investment income	(440,196)

Net increase in net assets resulting from operations (applicable to common shareholders)	$54,898,912

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	37

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 4/30/13	Year ended 4/30/12

Operations:
Net investment income	$31,507,383	$34,373,257

Net realized gain on investments	3,451,454	999,775

Net unrealized appreciation of investments	20,385,847	72,549,359

Net increase in net assets resulting from operations	55,344,684	107,922,391

DISTRIBUTIONS TO SERIES B AND C REMARKETED
PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(5,576)	(858)

From tax exempt net investment income	(440,196)	(406,521)

Net increase in net assets resulting from operations
(applicable to common shareholders)	54,898,912	107,515,012

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(470,793)	(36,027)

From tax exempt net investment income	(30,074,587)	(34,072,438)

Increase from issuance of common shares in connection with
reinvestment of distributions	168,673	—

Increase in capital for common shares	—	179,688

Total increase in net assets	24,522,205	73,586,235

NET ASSETS

Beginning of year	556,120,426	482,534,191

End of year (including undistributed net investment income
of $482,942 and distributions in excess of net investment
income of $27,424, respectively)	$580,642,631	$556,120,426

NUMBER OF FUND SHARES

Common shares outstanding at beginning of year	42,871,374	42,871,374

Shares issued in connection with dividend reinvestment plan	12,382	—

Common shares outstanding at end of year	42,883,756	42,871,374

Remarketed preferred shares outstanding at beginning
and end of year	7,154	7,154

The accompanying notes are an integral part of these financial statements.

38	Municipal Opportunities Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	4/30/13	4/30/12	4/30/11	4/30/10	4/30/09

Net asset value, beginning of period
(common shares)	$12.97	$11.26	$11.99	$10.47	$12.41
Investment operations:

Net investment income[a]	.73	.80	.79	.81	.88 [f]

Net realized and unrealized
gain (loss) on investments	.56	1.72	(.70)	1.51	(1.96)

Total from investment operations	1.29	2.52	.09	2.32	(1.08)
Distributions to preferred shareholders:

From net investment income	(.01)	(.01)	(.02)	(.02)	(.19)

Total from investment operations
(applicable to common shareholders)	1.28	2.51	.07	2.30	(1.27)
Distributions to common shareholders:

From net investment income	(.71)	(.80)	(.80)	(.78)	(.68)

Total distributions	(.71)	(.80)	(.80)	(.78)	(.68)

Increase from shares repurchased	—	—	—	—	.01

Net asset value, end of period
(common shares)	$13.54	$12.97	$11.26	$11.99	$10.47

Market price, end of period
(common shares)	$12.66	$12.70	$10.77	$11.43	$9.73

Total return at market price (%)
(common shares)[b]	5.22	26.00	1.02	26.10	(6.32)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)(in thousands)	$580,643	$556,120	$482,534	$514,093	$448,681

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d]	.94 [f]	0.99 [f]	1.31 [f]	1.08 [f]	1.38 [e,f]

Ratio of net investment income
to average net assets (%)[d]	5.40	6.46	6.57	6.91	6.31 [e]

Portfolio turnover (%)	13	21	16	23	31

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Reflects waiver of certain fund expenses in connection with the fund’s remarketed preferred shares during the period. As a result of such waivers, the expenses of the fund for the period ended April 30, 2009 and April 30, 2008 reflect a reduction of 0.03% and less than 0.01% of average net assets, respectively (Note 2).

f Includes interest and fee expense associated with borrowings which amounted to 0.05%, 0.05%, 0.06%, 0.06% and 0.13% of average net assets for the reporting periods ended April 30, 2013, April 30, 2012, April 30, 2011, April 30, 2010 and April 30, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust	39

Notes to financial statements 4/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2012 through April 30, 2013.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required.

The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in

40	Municipal Opportunities Trust

the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $95,781,589 were held by the TOB trust and served as collateral for $41,847,115 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $68,291 for these investments based on an average interest rate of 0.15%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2013, the fund had a capital loss carryover of $24,566,348 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,511,726	N/A	$1,511,726	April 30, 2015

884,324	N/A	884,324	April 30, 2016

16,106,777	N/A	16,106,777	April 30, 2017

4,848,013	N/A	4,848,013	April 30, 2018

1,215,508	N/A	1,215,508	April 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2013 was 0.361% for both Series B and Series C.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from dividends payable, defaulted bond interest and market discount. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $5,865 to decrease undistributed net investment income and $5,865 to decrease accumulated net realized loss.

Municipal Opportunities Trust	41

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	81,882,870
Unrealized depreciation	(4,422,397)

Net unrealized appreciation	77,460,473
Undistributed tax exempt income	2,848,194
Undistributed ordinary income	266,752
Capital loss carryforward	(24,566,348)
Cost for federal income tax purposes	$716,132,605

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares , plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rates under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,344 under the expense offset arrangements.

42	Municipal Opportunities Trust

Each independent Trustee of the fund receives an annual Trustee fee, of which $418, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $102,615,286 and $100,311,630, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred Shares

The Series B (3,417) and Series C (3,737) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $1,954.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2013, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2012, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 604 shares of the fund (0.00001% of the fund’s shares outstanding), valued at $8,178 based on net asset value.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Municipal Opportunities Trust	43

Note 7: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011-11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund has designated 98.48% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

44	Municipal Opportunities Trust

Shareholder meeting results (Unaudited)

April 25, 2013 meeting

At the meeting, a proposal to fix the number of Trustees at 15 was approved as follows:

Votes for	Votes against	Abstentions

35,064,833	3,492,694	726,723

Additionally each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	35,849,619	3,434,635

Ravi Akhoury	35,847,103	3,437,152

Barbara M. Baumann	35,967,966	3,316,288

Jameson A. Baxter	35,855,562	3,428,691

Charles B. Curtis	35,869,750	3,414,504

Robert J. Darretta	35,974,374	3,309,880

Katinka Domotorffy	35,823,454	3,460,800

Paul L. Joskow	35,990,314	3,293,940

Elizabeth T. Kennan	35,767,296	3,516,454

Kenneth R. Leibler	36,036,366	3,247,888

George Putnam, III	35,903,334	3,380,920

Robert L. Reynolds	36,018,199	3,266,055

W. Thomas Stephens	35,902,826	3,381,427

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent fund Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

Municipal Opportunities Trust	45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46	Municipal Opportunities Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Municipal Opportunities Trust	47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Proxy Manager, Assistant Clerk,
2010); Senior Financial Analyst, Old Mutual Asset	and Associate Treasurer
Management (2007–2008); Senior Financial	Since 2000
Analyst, Putnam Investments (1999–2007)

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48	Municipal Opportunities Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President and Treasurer
Elizabeth T. Kennan
Marketing Services	Kenneth R. Leibler	Janet C. Smith
Putnam Retail Management	Robert E. Patterson	Vice President,
One Post Office Square	George Putnam, III	Principal Accounting Officer,
Boston, MA 02109	Robert L. Reynolds	and Assistant Treasurer
W. Thomas Stephens
Custodian		Susan G. Malloy
State Street Bank	Officers	Vice President and
and Trust Company	Robert L. Reynolds	Assistant Treasurer
President
Legal Counsel		James P. Pappas
Ropes & Gray LLP	Jonathan S. Horwitz	Vice President
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Mark C. Trenchard
Public Accounting Firm	Compliance Liaison	Vice President and
PricewaterhouseCoopers LLP		BSA Compliance Officer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Associate Treasurer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN701
281414 6/13

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2013	$74,048	$32,284	$11,395	$ —
April 30, 2012	$71,280	$31,344	$12,604	$1,083

For the fiscal years ended April 30, 2013 and April 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $191,179 and $162,414 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2013	$ —	$147,500	$ —	$ —

April 30, 2012	$ —	$97,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund’s Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)

Robert J. Darretta

John A. Hill

Barbara M. Baumann

Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 14, 2012

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

Thalia Meehan	2006	Putnam Management 1989 – Present	Portfolio Manager, Previously, Team Leader, Tax Exempt,
Paul Drury	2002	Putnam Management 1989 – Present	Portfolio Manager, Previously, Tax Exempt Specialist
Susan McCormack	2002	Putnam Management 1994 – Present	Portfolio Manager, Previously, Tax Exempt Specialist

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Thalia Meehan	15	$7,945,900,000	0	$ —	1	$1,000,000
Susan McCormack	15	$7,945,900,000	0	$ —	1	$1,900,000
Paul Drury	15	$7,945,900,000	0	$ —	0	$0

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

			$1–$10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	$1,000,001 and over
	Year	$0
Paul M Drury	2013	*
	2012	*
Susan A. McCormack	2013	*
	2012	*
Thalia Meehan	2013	*
	2012	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 – May 31, 2012	—	—	—	4,287,137
June 1 – June 30, 2012	—	—	—	4,287,137
July 1 – July 31, 2012	—	—	—	4,287,137
August 1 – August 31, 2012	—	—	—	4,287,137
September 1 – September 30, 2012	—	—	—	4,287,137
October 1 – October 7, 2012	—	—	—	4,287,137
October 8 – October 31, 2012	—	—	—	4,287,137
November 1 – November 30, 2012	—	—	—	4,287,137
December 1 – December 31, 2012	—	—	—	4,287,137
January 1 – January 31, 2013	—	—	—	4,287,137
February 1 – February 28, 2013	—	—	—	4,287,137
March 1 – March 31, 2013	—	—	—	4,287,137
April 1 – April 30, 2013	—	—	—	4,287,137

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2011, which remained in effect between October 8, 2011 and October 7, 2012, allowed the fund to repurchase up to 4,287,137 of its shares. The program renewed by the Board in September 2012, which will remain in effect between October 8, 2012 and October 7, 2013, allows the fund to repurchase up to 4,287,137 of its shares.

**	Information prior to October 7, 2012 is based on the total number of shares eligible for repurchase under the program, as amended through September 2011. Information from October 8, 2012 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2012.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 27, 2013